Exhibit 99.B.(1)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ David B. Adcock
David B. Adcock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ Nigel D.T. Andrews
Nigel D.T. Andrews

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ E. Lee Beard
E. Lee Beard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ David C. Brown
David C. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ Sally M. Dungan
Sally M. Dungan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ John L. Kelly
John L. Kelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ David L. Meyer
David L. Meyer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the COMPASS EMP FUNDS TRUST, a Delaware statutory trust (the “Trust”), constitutes and appoints David C. Brown, Michael D. Policarpo, II, Christopher K. Dyer and Jay G. Baris, each of them singly, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 1st day of May 2015.

/s/ Leigh A. Wilson
Leigh A. Wilson